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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            _______________________


       Date of Report (date of earliest event reported): December 18, 2001
                      BROCADE COMMUNICATIONS SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                            _______________________

            Delaware                             000-25601                   77-0409517
  (State or other jurisdiction of          (Commission File Number)         (I.R.S. Employer
   incorporation or organization)                                        Identification Number)


                              1745 Technology Drive
                               San Jose, CA 95110


                            _______________________

          (Address, including zip code, of principal executive offices)




               Registrant's telephone number, including area code:

                                 (408) 487-8000
                            _______________________



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Item 5.  Other Events.
         ------------

     On December 18, 2001, Brocade Communications Systems, Inc., a Delaware corporation, (the "Registrant") issued two press releases (attached hereto as Exhibit 99.1 and Exhibit 99.2). The information that is set forth in the Registrant's press releases both dated December 18, 2001 is incorporated herein by reference.




Item 7. Financial Statements and Exhibits.
         ---------------------------------

           (a) Exhibits.
               --------

               99.1 Text of Press Release, dated as of December 18, 2001.

               99.2 Text of Press Release, dated as of December 18, 2001.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BROCADE COMMUNICATIONS SYSTEMS, INC.
                                      A Delaware Corporation




Dated: January 23, 2002               By:  /s/ Antonio Canova
                                          -------------------------------------
                                          Antonio Canova
                                          Vice President, Finance and
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
---------------   --------------------------------------------------------------

         99.1     Text of Press Release, dated December 18, 2001

         99.2     Text of Press Release, dated December 18, 2001